UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

701 Edgewater Road, Suite 360 Wakefield, Massachusetts	01880

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..
Item 8.01. Other Events
SIGNATURE
EXHIBIT INDEX
EX-10.1 Agreement and Amendment 4 between the Company and Bank of America, N.A. and several lenders
EX-99.1 Press Release dated September 12, 2006

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          PolyMedica Corporation, a Massachusetts corporation (the “Company”), entered into a Consent and Amendment No. 4, effective as of September 12, 2006 (the “Amendment No. 4”), with respect to the Credit Agreement, dated as of April 12, 2005, by and between the Company, as Borrower, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent (as amended and supplemented pursuant to the Credit Agreement Supplement and Amendment, dated as of May 24, 2005, Amendment and Limited Waiver No. 2, dated as of November 18, 2005, and the Credit Agreement Supplement and Amendment No. 3, dated as of March 31, 2006, the “Credit Agreement”). Pursuant to the Amendment No. 4, the Company and the Lenders consented to the issuance of up to $180 million in convertible subordinated notes and amended the Credit Agreement to revise certain covenants to reflect an increase in the Company’s subordinated indebtedness.
          The foregoing description of the Amendment No. 4 is qualified in its entirety by reference to Amendment No. 4 which is filed as Exhibit 10.1.
Item 8.01. Other Events
          On September 12, 2006, the Company issued a press release announcing its intent to offer approximately $150 million in Convertible Subordinated Notes (the “Offering”) to qualified institutional investors, and its intention to purchase approximately 705,000 shares of its common stock in connection with the Offering.
          A copy of the press release is attached as Exhibit 99.1.

Exhibit Number	Description

10.1	Consent and Amendment No. 4 entered into by and between the Company and Bank of America, N.A. and several lenders, effective as of September 12, 2006.

99.1	Press Release dated September 12, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: September 12, 2006	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consent and Amendment No.4 entered into by and between the Company and Bank of America, N.A. and several lenders, effective as of September 12, 2006.

99.1	Press Release dated September 12, 2006.